SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2017

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Barclays Capital Inc., Citigroup Capital Markets Inc., Morgan Stanley & Co. LLC, HSBC Securities (USA), Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (collectively, the “Underwriters”), have entered into a Pricing Agreement, dated October 11, 2017 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $300,000,000 aggregate principal amount of the Company’s Floating Rate Notes Due 2019 (the “2019 FRN Notes”), $1,200,000,000 aggregate principal amount of the Company’s 1.750% Notes Due 2019 (the “2019 Fixed Rate Notes”), $1,250,000,000 aggregate principal amount of the Company’s 1.900% Notes Due 2020 (the “2020 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 2.350% Notes Due 2022 (the “2022 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 2.650% Notes Due 2024 (the “2024 Notes”) and $1,000,000,000 aggregate principal amount of the Company’s 3.625% Notes Due 2047 (the “2047 Notes” and, together with the 2019 FRN Notes, the 2019 Fixed Rate Notes, the 2020 Notes, the 2022 Notes and the 2024 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated October 11, 2017 (the “Underwriting Agreement”), between the Company and the Underwriters. The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on October 20, 2017.

The 2019 FRN Notes will be sold to the public at a price equal to 100.000% of the aggregate principal amount of the 2019 FRN Notes ($300,000,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2019 FRN Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2019 FRN Notes, will be $299,400,000.

The 2019 Fixed Rate Notes will be sold to the public at a price equal to 99.998% of the aggregate principal amount of the 2019 Fixed Rate Notes ($1,199,976,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2019 Fixed Rate Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2019 Fixed Rate Notes, will be $1,197,576,000.

The 2020 Notes will be sold to the public at a price equal to 99.855% of the aggregate principal amount of the 2020 Notes ($1,248,187,500 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2020 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2020 Notes, will be $1,245,062,500.

The 2022 Notes will be sold to the public at a price equal to 99.992% of the aggregate principal amount of the 2022 Notes ($1,249,900,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2022 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2022 Notes, will be $1,245,525,000.

The 2024 Notes will be sold to the public at a price equal to 99.971% of the aggregate principal amount of the 2024 Notes ($999,710,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2020 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2024 Notes, will be $995,710,000.

The 2047 Notes will be sold to the public at a price equal to 99.848% of the aggregate principal amount of the 2019 Fixed Rate Notes ($998,480,000 of proceeds before the underwriting discount and transaction expenses). The net proceeds to the Company from the sale of the 2047 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2047 Notes, will be $989,730,000.

The Notes will be sold to the public at an aggregate price of $5,996,253,500 before the underwriting discounts and transaction expenses. The aggregate net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before the transaction expenses of the sale of the Notes, will be an aggregate of $5,973,003,500.

The 2019 FRN Notes will constitute part of the Company’s newly created series of Floating Rate Notes Due 2019 (the “2019 FRN Series”), the 2019 Fixed Rate Notes will constitute part of the Company’s newly created series of 1.750% Notes Due 2019 (the “2019 Fixed Rate Series”), the 2020 Notes will constitute part of the Company’s newly created series of 1.900% Notes Due 2020 (the “2020 Series”), the 2022 Notes will constitute part of the Company’s newly created series of 2.350% Notes Due 2022 (the “2022 Series”), the 2024 Notes will constitute part of the Company’s newly created series of 2.650% Notes Due 2024 (the “2024 Series”), and the 2047 Notes will constitute part of the Company’s newly created series of 3.625% Notes Due 2047 (the “2047 Series” and, together with the 2019 FRN Series, the 2019 Fixed Rate Series, the 2020 Series, the 2022 Series and the 2024 Series, the “New Series”). The Notes of each of the 2019 FRN Series, the 2019 Fixed Rate Series, the 2020 Series, the 2022 Series, the 2024 Series and the 2047 Series will be senior, unsecured debt securities of the Company and will rank equally with the Notes of each of the other New Series and all of the other senior, unsecured debt obligations of the Company. The 2019 FRN Series, the 2019 Fixed Rate Series, the 2020 Series, the 2022 Series, the 2024 Series and the 2047 Series were created and established, and the terms and conditions of each New Series were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented and amended (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), and the Indenture and the related series term certificates pursuant to the Indenture will govern the Notes of each New Series. The respective terms of the 2019 FRN Notes, the 2019 Fixed Rate Notes, the 2020 Notes, the 2022 Notes, the 2024 Notes and the 2047 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes of each New Series to be sold pursuant to the Pricing Agreement.

The material terms of the Notes are described in the Company’s prospectus supplement dated October 11, 2017, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated December 19, 2014, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities, including the Notes (the “Prospectus”). The Prospectus Supplement, together with the

Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 12, 2017 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated October 11, 2017, relating to, and setting forth certain terms of, the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on October 11, 2017.

The Notes of each New Series will be initially issued and delivered in book-entry form only and will be represented by one or more global notes, which will be in definitive, fully registered form without interest coupons. The 2019 FRN Notes will be represented by a single global note in the principal amount of $300,000,000 (the “2019 FRN Global Note”). The 2019 Fixed Rate Notes will be represented by three global notes, two of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $200,000,000 (the “2019 Fixed Rate Global Notes”). The 2020 Notes will be represented by three global notes, two of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2020 Global Notes”). The 2022 Notes will be represented by three global notes, two of which will be in the principal amount of $500,000,000 and one of which will be in the principal amount of $250,000,000 (the “2022 Global Notes”). The 2024 Notes will be represented by two global notes, each of which will be in the principal amount of $500,000,000 (the “2024 Global Notes”). The 2047 Notes will be represented by two global notes, each in the principal amount of $500,000,000 (the “2047 Global Notes” and, together with the 2019 FRN Global Note, the 2019 Fixed Rate Global Notes, the 2020 Global Notes and the 2024 Global Notes, the “Global Notes”). Each Global Note will be payable to Cede & Co., a New York corporation, as nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are: (i) the Pricing Agreement; (ii) the Underwriting Agreement; (iii) the Series Terms Certificate Pursuant to the Indenture Relating to Floating Rate Notes Due 2019, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2019 FRN Series in accordance with the Indenture; (iv) the Series Terms Certificate Pursuant to the Indenture Relating to 1.750% Notes Due 2019, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2019 Fixed Rate Series in accordance with the Indenture; (v) the Series Terms Certificate Pursuant to the Indenture Relating to 1.900% Notes Due 2020, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2020 Series in accordance with the Indenture; (vi) the Series Terms Certificate Pursuant to the Indenture Relating to 2.350% Notes Due 2022, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2022 Series in accordance with the Indenture; (vii) the Series Terms Certificate Pursuant to the Indenture Relating to 2.650% Notes Due 2024, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2024 Series in accordance with the Indenture; (viii) the Series Terms Certificate Pursuant to the Indenture Relating to 3.625% Notes Due 2047, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2047 Series in accordance with the Indenture; (ix) the form of 2019 FRN Global Note; (x) the form of 2019 Fixed Rate Global Note; (xi) the form of 2020

Global Note; (xi) the form of 2022 Global Note; (xii) the form of 2024 Global Note; (xiii) the form of 2047 Global Note; and (xiv) the opinion of Andrews Kurth Kenyon LLP, counsel to the Company, regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3ASR (File No. 333-201074) (the “Registration Statement”), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K:

1(a)	Pricing Agreement, dated October 11, 2017, between the Company and the Underwriters, together with the Underwriting Agreement, dated October 11, 2017, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to the Indenture Relating to Floating Rate Notes Due 2019 of the Company

4(b)	Series Terms Certificate Pursuant to the Indenture Relating to 1.750% Notes Due 2019 of the Company

4(c)	Series Terms Certificate Pursuant to the Indenture Relating to 1.900% Notes Due 2020 of the Company

4(d)	Series Terms Certificate Pursuant to the Indenture Relating to 2.350% Notes Due 2022 of the Company

4(e)	Series Terms Certificate Pursuant to the Indenture Relating to 2.650% Notes Due 2024 of the Company

4(f)	Series Terms Certificate Pursuant to the Indenture Relating to 3.625% Notes Due 2047 of the Company

4(g)	Form of Global Note to represent the Floating Rate Notes Due 2019 of the Company

4(h)	Form of Global Note to represent the 1.750% Notes Due 2019 of the Company

4(i)	Form of Global Note to represent the 1.900% Notes due 2020 of the Company

4(j)	Form of Global Note to represent the 2.350% Notes Due 2022 of the Company

4(k)	Form of Global Note to represent the 2.650% Notes Due 2024 of the Company

4(l)	Form of Global Note to represent the 3.625% Notes Due 2047 of the Company

5	Legality Opinion of Andrews Kurth Kenyon LLP, counsel to the Company, dated October 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 18, 2017

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Name: Gordon Y. Allison
Title: Vice President and Division General
Counsel, Corporate, and Assistant Secretary

7